STOCK PLEDGE AGREEMENT

This Stock Pledge Agreement (this “Agreement”), dated as of March 12, 2009, by and between Fortify Infrastructure Services, Inc., a Delaware corporation, Ltd. (the “Secured Party”), and NetFabric Holdings, Inc., a Delaware corporation (the “Company” or the “Pledgor”).

BACKGROUND

Secured Party has (i) purchased a Secured Promissory Note of even date herewith (the “Note”) from NetFabric Technologies, Inc. d/b/a UCA Services, Inc., a New Jersey corporation and a wholly-owned subsidiary of Pledgor (“UCA”) pursuant to which UCA is borrowing $5,000,000.00 from Secured Party in accordance with the terms and conditions set forth in the Note and the Convertible Note Purchase Agreement of even date herewith (the “Note Purchase Agreement”), and (ii) agreed to extend a credit facility to UCA in an amount not to exceed $1,000,000.00 from which UCA may draw upon for working capital purposes pursuant to the terms and conditions set forth in the Credit Agreement of even date herewith (the “Credit Agreement”).  In addition to Pledgor’s obligation under this Agreement, Pledgor has guaranteed the obligations of UCA under each of the Note, the Note Purchase Agreement and the Credit Agreement (collectively, the “Guarantees”) on the terms set forth therein and herein and as set forth in that certain Security Agreement of even date herewith (the “Security Agreement”).

In connection with the Note, the Note Purchase Agreement and the Credit Agreement, Pledgor and the Secured Party have entered into an Option Agreement of even date herewith (the “Option Agreement”) pursuant to which Pledgor has granted to Secured Party the option to purchase all of the equity securities of UCA currently owned or hereafter acquired by Pledgor on the terms and conditions set forth therein.  The Note, the Note Purchase Agreement, the Credit Agreement, the Security Agreement, the Option Agreement and this Agreement are referred to herein as the “Transaction Agreements.”

The parties intend that Pledgor’s obligations under the Transaction Agreements, including Pledgor’s guarantee of UCA’s obligations thereunder, be secured by a pledge of all of the equity securities of UCA currently owned or hereafter acquired by Pledgor on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties, intending to be legally bound, hereto agree as follows:

1.           Pledge and Grant of Security Interest.  To secure the full and timely performance of all of obligations and liabilities to the Secured Party pursuant to the Transaction Agreements (including, without limitation, UCA’s obligation to timely pay the principal amount of, and interest on, the Note and amounts drawn pursuant to the Credit Agreement) (the “Obligations”) the Pledgor hereby pledges, assigns, hypothecates, transfers and grants a security interest to Secured Party in all of the following (the “Collateral”):

(a)           the shares of stock set forth on Schedule A annexed hereto and expressly made a part hereof (together with any additional shares of stock or other equity interests acquired by the Pledgor, the “Pledged Stock”), the certificates representing the Pledged Stock and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock;

(b)           all additional shares of stock of UCA from time to time acquired by any Pledgor in any manner, including, without limitation, stock dividends or a distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off (which shares shall be deemed to be part of the Collateral), and the certificates representing such additional shares, and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; and

(c)           all options and rights, whether as an addition to, in substitution of or in exchange for any shares of any Pledged Stock and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such options and rights.

2.           Delivery of Collateral.  All certificates representing or evidencing the Pledged Stock shall be delivered to and held by or on behalf of Secured Party together with an Assignment Separate from Certificate in the form attached to this Agreement as Schedule B executed by Pledgor.  Pledgor hereby authorizes UCA upon demand by the Secured Party to deliver any certificates, instruments or other distributions issued in connection with the Collateral directly to the Secured Party, in each case to be held by the Secured Party, subject to the terms hereof.  Upon the occurrence and during the continuance of an Event of Default (as defined below), the Secured Party shall have the right, during such time in its discretion and without notice to the Pledgor, to transfer to or to register in the name of the Secured Party or any of its nominees any or all of the Pledged Stock.  In addition, the Secured Party shall have the right at such time to exchange certificates or instruments representing or evidencing Pledged Stock for certificates or instruments of smaller or larger denominations.

3.           Representations and Warranties of Pledgor.  Pledgor represents and warrants to the Secured Party (which representations and warranties shall be deemed to continue to be made until all of the Obligations have been satisfied in full) that:

(a)           the execution, delivery and performance by Pledgor of this Agreement and the pledge of the Collateral hereunder do not and will not result in any violation of any agreement, indenture, instrument, license, judgment, decree, order, law, statute, ordinance or other governmental rule or regulation applicable to Pledgor;

(b)           this Agreement constitutes the legal, valid, and binding obligation of Pledgor enforceable against Pledgor in accordance with its terms;

(c)           all Pledged Stock owned by Pledgor is set forth on Schedule A hereto and Pledgor is the direct and beneficial owner of each share of the Pledged Stock;

(d)           all of the shares of the Pledged Stock have been duly authorized, validly issued and are fully paid and nonassessable;

(e)           no consent or approval of any person, corporation, governmental body, regulatory authority or other entity, is or will be necessary for (i) the execution, delivery and performance of this Agreement, (ii) the exercise by the Secured Party of any rights with respect to the Collateral or (iii) the pledge and assignment of, and the grant of a security interest in, the Collateral hereunder;

(f)            there are no pending or, to the best of Pledgor’s knowledge, threatened actions or proceedings before any court, judicial body, administrative agency or arbitrator which may materially adversely affect the Collateral;

(g)           Pledgor has the requisite power and authority to enter into this Agreement and to pledge and assign the Collateral to the Secured Party in accordance with the terms of this Agreement;

(h)           Pledgor owns each item of the Collateral and, except for the pledge and security interest granted to Secured Party hereunder, the Collateral shall be, immediately following the closing of the transactions contemplated by the Transaction Agreements, free and clear of any other security interest, mortgage, pledge, claim, lien, charge, hypothecation, assignment, offset or encumbrance whatsoever and are not subject to preemptive rights or rights of first refusal created by statute, the Certificate of Incorporation or Bylaws of UCA or any agreement to which UCA is a party or by which it is bound (collectively, “Liens”);

(i)            there are no restrictions on transfer of the Pledged Stock contained in the Certificate of Incorporation or Bylaws (or equivalent organizational documents) of UCA or otherwise which have not otherwise been enforceably and legally waived by the necessary parties;

(j)            none of the Pledged Stock has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject;

(k)           the pledge and assignment of the Collateral and the grant of a security interest under this Agreement vest in the Secured Party all rights of Pledgor in the Collateral as contemplated by this Agreement; and

(l)            the Pledged Stock constitutes one hundred percent (100%) of the issued and outstanding shares of capital stock of UCA.  Other than the transactions contemplated by the Transaction Agreement, there are no other outstanding shares of capital stock or voting securities and no outstanding commitments to issue any shares of capital stock or voting securities of UCA.  All outstanding shares of UCA’s Common Stock were issued in compliance with all applicable federal and state securities laws.  There are no options, warrants, calls, rights, commitments, agreements or arrangements of any character to which UCA is a party or by which UCA is bound relating to the issued or unissued capital stock of UCA or obligating UCA to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of capital stock of UCA or obligating UCA to grant, extend, accelerate the vesting of, change the price of, or otherwise amend or enter into any such option, warrant, call, right, commitment or agreement.  There are no contracts, commitments or agreements relating to voting, purchase or sale of UCA’s capital stock (i) between or among UCA and any of its stockholders and (ii) between or among any of UCA’s stockholders.

4.           Covenants.  Pledgor covenants that, until the Obligations shall be indefeasibly satisfied in full:

(a)           Pledgor will not sell, assign, transfer, convey, or otherwise dispose of its rights in or to the Collateral or any interest therein; nor will Pledgor create, incur or permit to exist any Lien whatsoever with respect to any of the Collateral or the proceeds thereof other than that created hereby.

(b)           Pledgor will, at its expense, defend Secured Party’s right, title and security interest in and to the Collateral against the claims of any other party.

(c)           Pledgor shall at any time, and from time to time, upon the written request of Secured Party, execute and deliver such further documents and do such further acts and things as Secured Party may reasonably request in order to effectuate the purposes of this Agreement including, but without limitation, delivering to Secured Party, upon the occurrence of an Event of Default, irrevocable proxies in respect of the Collateral in form satisfactory to Secured Party.  Until receipt thereof, upon an Event of Default that has occurred, this Agreement shall constitute Pledgor’s proxy to Secured Party or its nominee to vote all shares of Collateral then registered in each Pledgor’s name.

(d)           Pledgor will not consent to or approve the issuance of (i) any additional shares of any class of capital stock or other equity interests of UCA; or (ii) any securities convertible either voluntarily by the holder thereof or automatically upon the occurrence or nonoccurrence of any event or condition into, or any securities exchangeable for, any such shares, unless, in either case, such shares are pledged as Collateral pursuant to this Agreement.

5.           Voting Rights and Dividends.  In addition to the Secured Party’s rights and remedies set forth in Section 8 hereof, in case an Event of Default shall have occurred and be continuing, the Secured Party shall (i) be entitled to vote the Collateral, (ii) be entitled to give consents, waivers and ratifications in respect of the Collateral (Pledgor hereby irrevocably constituting and appointing the Secured Party, with full power of substitution, the proxy and attorney-in-fact of Pledgor for such purposes) and (iii) be entitled to collect and receive for its own use dividends paid on the Collateral.  Pledgor shall not be permitted to exercise or refrain from exercising any voting rights or other powers if, in the reasonable judgment of the Secured Party, such action would have a material adverse effect on the value of the Collateral or any part thereof; and, provided, further, that each Pledgor shall give at least five (5) days’ written notice of the manner in which such Pledgor intends to exercise, or the reasons for refraining from exercising, any voting rights or other powers other than with respect to any election of directors and voting with respect to any incidental matters.  Following the occurrence of an Event of Default, all dividends and all other distributions in respect of any of the Collateral, shall be delivered to the Secured Party to hold as Collateral and shall, if received by any Pledgor, be received in trust for the benefit of the Secured Party, be segregated from the other property or funds of any other Pledgor, and be forthwith delivered to the Secured Party as Collateral in the same form as so received (with any necessary endorsement).

6.           Event of Default.  An “Event of Default” under this Agreement shall occur upon the happening of any of the following events:

(a)           UCA or Pledgor shall have failed to pay as and when due any principal or interest under the Note or the Credit Agreement;

(b)           An “Event of Default” under any Transaction Agreement or any agreement or note related to any Document shall have occurred and be continuing (including any breach of any representation or warranty in any Transaction Agreement);

(c)           Any breach of any representation or warranty of Pledgor or UCA made herein, in any Transaction Agreement or in any agreement, statement or certificate given in writing pursuant hereto or thereto or in connection herewith or therewith;

(d)           Any portion of the Collateral is subjected to a levy of execution, attachment, distraint or other judicial process or any portion of the Collateral is the subject of a claim (other than by the Secured Party) of a Lien or other right or interest in or to the Collateral and such levy or claim shall not be cured, disputed or stayed within a period of fifteen (15) business days after the occurrence thereof; or

(e)           Pledgor shall (i) apply for, consent to, or suffer to exist the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or other fiduciary of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of creditors, (iii) commence a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect), (iv) be adjudicated as bankrupt or insolvent, (v) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vi) acquiesce to, or fail to have dismissed, within thirty (30) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (vii) take any action for the purpose of effecting any of the foregoing.

7.           Remedies.  In case an Event of Default shall have occurred and is continuing, the Secured Party may:

(a)           Transfer any or all of the Collateral into its name, or into the name of its nominee or nominees;

(b)           Exercise all corporate rights with respect to the Collateral including, without limitation, all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares of the Collateral as if it were the absolute owner thereof, including, but without limitation, the right to exchange, at its discretion, any or all of the Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of UCA thereof, or upon the exercise by UCA of any right, privilege or option pertaining to any of the Collateral, and, in connection therewith, to deposit and deliver any and all of the Collateral with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine, all without liability except to account for property actually received by it; and

(c)           Subject to any requirement of applicable law, sell, assign and deliver the whole or, from time to time, any part of the Collateral at the time held by the Secured Party, at any private sale or at public auction, with or without demand, advertisement or notice of the time or place of sale or adjournment thereof or otherwise (all of which are hereby waived, except such notice as is required by applicable law and cannot be waived), for cash or credit or for other property for immediate or future delivery, and for such price or prices and on such terms as the Secured Party in its sole discretion may determine, or as may be required by applicable law.

Pledgor hereby waives and releases any and all right or equity of redemption, whether before or after sale hereunder.  At any such sale, unless prohibited by applicable law, the Secured Party may bid for and purchase the whole or any part of the Collateral so sold free from any such right or equity of redemption.  All moneys received by the Secured Party hereunder, whether upon sale of the Collateral or any part thereof or otherwise, shall be held by the Secured Party and applied by it as provided in Section 9 hereof.  No failure or delay on the part of the Secured Party in exercising any rights hereunder shall operate as a waiver of any such rights nor shall any single or partial exercise of any such rights preclude any other or future exercise thereof or the exercise of any other rights hereunder.  The Secured Party shall have no duty as to the collection or protection of the Collateral or any income thereon nor any duty as to preservation of any rights pertaining thereto, except to apply the funds in accordance with the requirements of Section 10 hereof.  The Secured Party may exercise its rights with respect to property held hereunder without resort to other security for or sources of reimbursement for the Obligations.  In addition to the foregoing, Secured Party shall have all of the rights, remedies and privileges of a secured party under the New Jersey Uniform Commercial Code (the “UCC”) regardless of the jurisdiction in which enforcement hereof is sought.

8.           Private Sale.  Pledgor recognizes that the Secured Party may be unable to effect (or to do so only after delay which would adversely affect the value that might be realized from the Collateral) a public sale of all or part of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the “Securities Act”), and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account, for investment and not with a view to the distribution or resale thereof.  Pledgor agrees that any such private sale may be at prices and on terms less favorable to the seller than if sold at public sales and that such private sales shall be deemed to have been made in a commercially reasonable manner.  Pledgor agrees that the Secured Party has no obligation to delay sale of any Collateral for the period of time necessary to permit UCA to register the Collateral for public sale under the Securities Act.

9.           Proceeds of Sale.  The proceeds of any collection, recovery, receipt, appropriation, realization or sale of the Collateral shall be applied by the Secured Party as follows:

(a)           First, to the payment of all costs, reasonable expenses and charges of the Secured Party and to the reimbursement of the Secured Party for the prior payment of such costs, reasonable expenses and charges incurred in connection with the care and safekeeping of the Collateral (including, without limitation, the reasonable expenses of any sale or any other disposition of any of the Collateral), attorneys’ fees and reasonable expenses, court costs, any other fees or expenses incurred or expenditures or advances made by Secured Party in the protection, enforcement or exercise of its rights, powers or remedies hereunder;

(b)           Second, to the satisfaction of the Obligations, in whole or in part, in such order as the Secured Party may elect, whether or not such Obligations is then due;

(c)           Third, to such persons, firms, corporations or other entities as required by applicable law including; and

(d)           Fourth, to the extent of any surplus to Pledgor or as a court of competent jurisdiction may direct.

In the event that the proceeds of any collection, recovery, receipt, appropriation, realization or sale are insufficient to satisfy the Obligations, Pledgor shall be liable for the deficiency plus the costs and fees of any attorneys employed by Secured Party to collect such deficiency.

10.           Waiver of Marshaling.  Pledgor hereby waives any right to compel any marshaling of any of the Collateral.

11.           No Waiver.  Any and all of the Secured Party’s rights with respect to the Liens granted under this Agreement shall continue unimpaired, and Pledgor shall be and remain obligated in accordance with the terms hereof, notwithstanding (a) the bankruptcy, insolvency or reorganization of Pledgor, (b) the release or substitution of any item of the Collateral at any time, or of any rights or interests therein, or (c) any delay, extension of time, renewal, compromise or other indulgence granted by the Secured Party in reference to any of the Obligations.  Pledgor hereby waives all notice of any such delay, extension, release, substitution, renewal, compromise or other indulgence, and hereby consents to be bound hereby as fully and effectively as if Pledgor had expressly agreed thereto in advance.  No delay or extension of time by the Secured Party in exercising any power of sale, option or other right or remedy hereunder, and no failure by the Secured Party to give notice or make demand, shall constitute a waiver thereof, or limit, impair or prejudice the Secured Party’s right to take any action against Pledgor or to exercise any other power of sale, option or any other right or remedy.

12.           Expenses.  The Collateral shall secure, and Pledgor shall pay to Secured Party on demand, from time to time, all reasonable costs and expenses, (including but not limited to, reasonable attorneys’ fees and costs, taxes, and all transfer, recording, filing and other charges) of, or incidental to, the custody, care, transfer, administration of the Collateral or any other collateral, or in any way relating to the enforcement, protection or preservation of the rights or remedies of the Secured Party under this Agreement or with respect to any of the Obligations.

13.           The Secured Party Appointed Attorney-In-Fact and Performance by the Secured Party.  Upon the occurrence of an Event of Default, Pledgor hereby irrevocably constitutes and appoints the Secured Party as Pledgor’s true and lawful attorney-in-fact, with full power of substitution, to execute, acknowledge and deliver any instruments and to do in Pledgor’s name, place and stead, all such acts, things and deeds for and on behalf of and in the name of Pledgor, which Pledgor could or might do or which the Secured Party may deem necessary, desirable or convenient to accomplish the purposes of this Agreement, including, without limitation, to execute such instruments of assignment or transfer or orders and to register, convey or otherwise transfer title to the Collateral into the Secured Party’s name.  Pledgor hereby ratifies and confirms all that said attorney-in-fact may so do and hereby declares this power of attorney to be coupled with an interest and irrevocable.  If Pledgor fails to perform any agreement herein contained, the Secured Party may itself perform or cause performance thereof, and any costs and expenses of the Secured Party incurred in connection therewith shall be paid by the Pledgor as provided in Section 9 hereof.

14.          Recapture.  Notwithstanding anything to the contrary in this Agreement, if the Secured Party receives any payment or payments on account of the Obligations, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, or any other party under the United States Bankruptcy Code, as amended, or any other federal or state bankruptcy, reorganization, moratorium or insolvency law relating to or affecting the enforcement of creditors’ rights generally, common law or equitable doctrine, then to the extent of any sum not finally retained by the Secured Party, Pledgor’s obligations to the Secured Party shall be reinstated and this Agreement shall remain in full force and effect (or be reinstated) until payment shall have been made to Secured Party, which payment shall be due on demand.

15.          Captions.  All captions in this Agreement are included herein for convenience of reference only and shall not constitute part of this Agreement for any other purpose.

16.          Miscellaneous.

(a)           This Agreement constitutes the entire and final agreement among the parties with respect to the subject matter hereof and may not be changed, terminated or otherwise varied except by a writing duly executed by the parties hereto.

(b)           No waiver of any term or condition of this Agreement, whether by delay, omission or otherwise, shall be effective unless in writing and signed by the party sought to be charged, and then such waiver shall be effective only in the specific instance and for the purpose for which given.

(c)           In the event that any provision of this Agreement or the application thereof to Pledgor or any circumstance in any jurisdiction governing this Agreement shall, to any extent, be invalid or unenforceable under any applicable statute, regulation, or rule of law, such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute, regulation or rule of law, and the remainder of this Agreement and the application of any such invalid or unenforceable provision to parties, jurisdictions, or circumstances other than to whom or to which it is held invalid or unenforceable shall not be affected thereby, nor shall same affect the validity or enforceability of any other provision of this Agreement.

(d)           This Agreement shall be binding upon Pledgor, and Pledgor’s successors and assigns, and shall inure to the benefit of the Secured Party and its successors and assigns.

(e)           Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or forty-eight (48) hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified at such party’s address or facsimile number as set forth below or as subsequently modified by written notice.

(f)           THIS AGREEMENT AND THE OTHER DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

(g)           Any term of this Agreement may be amended with the written consent of the parties or their respective successors and assigns.  Any amendment or waiver effected in accordance with this Section 16(g) shall be binding upon the parties and their respective successors and assigns.

(h)           This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.  Any signature delivered by a party by facsimile transmission shall be deemed an original signature hereto.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first written above.

PLEDGOR:

NetFabric Holdings, Inc.

By:	/s/
Fahad Syed, CEO

Address:	299 Cherry Hill Road
Parsippany, NJ 07054

Facsimile Number: 973-384-9061

SECURED PARTY:

Fortify Infrastructure Services, Inc.

By:	/s/

Name: Rajkumar Velagapudi

Address:	2340 Walsh Avenue, Suite A
Santa Clara, CA 95051

Facsimile Number: 408-416-3237

SIGNATURE PAGE TO PLEDGE AGREEMENT

SCHEDULE A to the Stock Pledge Agreement

Pledged Stock

Pledgor	Issuer	Class of Stock	Stock Certificate Number	Par Value	Number of Shares	% of outstanding Shares

NetFabric Holdings, Inc.	UCA Services, Inc.	Common		None	3,000,000	100

SCHEDULE A to the Stock Pledge Agreement

Assignment Separate from Certificate

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED and pursuant to that certain Pledge Agreement between the undersigned (“Pledgor”) and Fortify Infrastructure Services, Inc. (the “Secured Party”) dated February __, 2009 (the “Agreement”), Pledgor hereby sells, assigns and transfers unto the Secured Party _________________________________ (________) shares of the Common Stock of UCA Services Inc., d/b/a NetFabric Technologies, Inc. (“UCA”), standing in Pledgor’s name on the books of UCA and represented by Certificate No. ____, and does hereby irrevocably constitute and appoint ________________________________________________ to transfer said stock on the books of the Company with full power of substitution in the premises.  THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT.

Dated: ____________

NetFabric Holdings, Inc.

By:

Name: Fahad Syed
Title: CEO

Instruction:  Please do not fill in any blanks other than the signature line(s).  The purpose of this assignment is to perfect the security interest of the Company pursuant to the Agreement.